Reverse Merger with Bioblast Pharma Ltd	12 Months Ended
Dec. 31, 2019
Notes To Financial Statements [Abstract]
REVERSE MERGER WITH BIOBLAST PHARMA LTD.

NOTE 7 – REVERSE MERGER WITH BIOBLAST PHARMA LTD.

As described in Note 1, the Merger completed between Enlivex R&D and Bioblast Pharma Ltd. (the "Parent") was accounted for as an issuance of shares by Enlivex R&D for the net assets of the Parent, accompanied by a recapitalization. Enlivex R&D was considered the acquirer for accounting and financial reporting purposes and acquired the assets and assumed the liabilities of the Parent, and Enlivex R&D gained control of the combined company after the merger. The annual consolidated financial statements of the Company reflect the operations of the acquirer for accounting purposes together with a deemed issuance of shares, equivalent to the shares held by the former shareholders of the legal acquirer and a recapitalization of the equity of the accounting acquirer. The annual consolidated financial statements include the accounts of the Company and its subsidiary since the effective date of the Merger and the accounts of Enlivex R&D since inception.

The estimated fair value of the total considerations was $5,152 based on the shares of the Parent outstanding on the Merger date as adjusted per the merger agreement of 420,554 multiplied by the Company's share price of $12.25 on the date of the Merger. The excess of the fair value of the consideration paid over the fair value of the net assets acquired as detailed below was $4,508.

The following summarizes the estimated fair value of the assets and liabilities acquired at the date of the merger:

Cash and cash equivalents	$44
Prepaid expenses and other receivables	632
Cash held with respect to CVR Agreement	1,500
Receivables for the sale of Trehalose	2,000
Trade payables	(10)
Due to CVR Holders	(3,500)
Other current liabilities	(22)
$644